INVESCO INTERNATIONAL GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                $     24,795
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                                $        297
           Class C                                                $        754
           Class R                                                $      1,094
           Class Y                                                $     11,923
           Institutional Class                                    $     24,768

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                $     0.3233
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                                $     0.1295
           Class C                                                $     0.1295
           Class R                                                $     0.2566
           Class Y                                                $     0.4015
           Institutional Class                                    $     0.4471

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      76,187
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                       2,013
           Class C                                                       5,601
           Class R                                                       3,663
           Class Y                                                      37,101
           Institutional Class                                          63,937

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                $      27.75
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                                $      25.72
           Class C                                                $      25.74
           Class R                                                $      27.48
           Class Y                                                $      27.81
           Institutional Class                                    $      28.13

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                $      6,820
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                                $        109
           Class C                                                $        112
           Class Y                                                $        127
           Institutional Class                                    $        455

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                $     0.2433
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                                $     0.0765
           Class C                                                $     0.0765
           Class Y                                                $     0.3016
           Institutional Class                                    $     0.3589

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      29,061
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                       1,319
           Class C                                                       1,486
           Class Y                                                         435
           Institutional Class                                           1,309

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                $      17.96
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                                $      15.71
           Class C                                                $      15.72
           Class Y                                                $      17.99
           Institutional Class                                    $      17.90

INVESCO GLOBAL GROWTH FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                $      1,135
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class Y                                                $         13
           Institutional Class                                    $          5

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                $     0.1381
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class Y                                                $     0.1998
           Institutional Class                                    $     0.3329

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      12,129
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                         504
           Class C                                                       1,004
           Class Y                                                         101
           Institutional Class                                              16

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                $      23.97
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                                $      22.49
           Class C                                                $      22.50
           Class Y                                                $      24.02
           Institutional Class                                    $      23.89

INVESCO ASIA PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.   1  Total income dividends for which record date
           passed during the period. (000's Omitted)
           Class A                                                $      3,532
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                                $         27
           Class C                                                $         67
           Class Y                                                $        407

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                $     0.2656
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                                $     0.0242
           Class C                                                $     0.0242
           Class Y                                                $     0.3456

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      14,415
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                       1,050
           Class C                                                       2,933
           Class Y                                                       1,483

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                $      29.55
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                                $      27.81
           Class C                                                $      27.66
           Class Y                                                $      29.61

INVESCO EUROPEAN GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                $     11,239
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                                $        459
           Class C                                                $        883
           Class R                                                $        412
           Class Y                                                $      7,627
           Investor Class                                         $      4,893

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                $     0.9489
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                                $     0.6403
           Class C                                                $     0.6403
           Class R                                                $     0.8467
           Class Y                                                $     1.0481
           Investor Class                                         $     0.9719

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      11,549
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                         598
           Class C                                                       1,311
           Class R                                                         446
           Class Y                                                       7,381
           Investor Class                                                4,935

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                $      31.54
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                                $      29.76
           Class C                                                $      29.79
           Class R                                                $      31.47
           Class Y                                                $      31.57
           Investor Class                                         $      31.46

INVESCO INTERNATIONAL CORE EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                $      1,195
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                                $         86
           Class C                                                $        296
           Class R                                                $         71
           Class Y                                                $         38
           Investor Class                                         $        429
           Institutional Class                                    $      7,206

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                $     0.2780
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                                $     0.1901
           Class C                                                $     0.1901
           Class R                                                $     0.2484
           Class Y                                                $     0.3055
           Investor Class                                         $     0.2780
           Institutional Class                                    $     0.3483

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                       4,210
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                         379
           Class C                                                       1,438
           Class R                                                         248
           Class Y                                                         153
           Investor Class                                                1,526
           Institutional Class                                          21,220

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                $       9.89
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                                $       9.92
           Class C                                                $       9.66
           Class R                                                $       9.90
           Class Y                                                $      10.04
           Investor Class                                         $      10.03
           Institutional Class                                    $       9.87